Exhibit 13.2

CORPORACIÓN DURANGO, S.A. DE C.V.
SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

     I, Mayela Rincón de Velasco, Chief Financial Officer of Corporación Durango, S.A. de C.V. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Company’s annual report on Form 20-F for the year ended December 31, 2003, as amended by the Form 20-F/A to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 22, 2004

/s/ Mayela Rincón de Velasco

By: Mayela Rincón de Velasco
Title: Chief Financial Officer